Exhibit 99.1

CONTACT:  David P. Williams

(513) 762-6901

Chemed Reports Fourth-Quarter 2019 Results

CINCINNATI, February 18, 2020—Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its fourth quarter ended December 31, 2019, versus the comparable prior-year period, as follows:

Consolidated operating results:

•	Revenue increased 14.2% to $522 million
•	GAAP Diluted Earnings-per-Share (EPS) of $3.96, an increase of 21.5%
•	Adjusted Diluted EPS of $4.22, an increase of 26.0%

VITAS segment operating results:

•	Net Patient Revenue of $340 million, an increase of 10.7%
•	Average Daily Census (ADC) of 19,258, an increase of 6.1%
•	Admissions of 17,479, an increase of 5.4%
•	Net Income, excluding certain discrete items, of $50.1 million, an increase of 24.5%
•	Adjusted EBITDA, excluding Medicare Cap, of $70.5 million, an increase of 27.0%

Roto-Rooter segment operating results:

•	Revenue of $182 million, an increase of 21.2%
•	Net Income, excluding certain discrete items, of $30.5 million, an increase of 16.3%
•	Adjusted EBITDA of $43.7 million, an increase of 20.9%
•	Adjusted EBITDA margin of 24.0%, equal to the prior year

VITAS

VITAS net revenue was $340 million in the fourth quarter of 2019, which is an increase of 10.7%, when compared to the prior-year period.  This revenue increase is comprised primarily of a geographically weighted average Medicare reimbursement rate increase of approximately 5.5%,  a 6.1% increase in days-of-care and an increase in the Medicare Cap billing limitation that decreased revenue 0.3%.  This growth was partially offset by acuity mix shift, fluctuations in net room and board and contractual adjustments, the combination of which negatively impacted revenue growth approximately 0.7%, when compared to the prior-year period.

In the fourth quarter of 2019, VITAS accrued $4.5 million in Medicare Cap billing limitations.  This compares to the prior-year Medicare Cap billing limitation of $3.5 million.

VITAS currently has 30 Medicare provider numbers.  On a 12-month trailing basis, 23 of these provider numbers have a Medicare Cap cushion of 10% or greater, three provider numbers have a cap cushion between 0% and 5%, and four provider numbers are forecasted to have a Medicare Cap billing limitation.

Average revenue per patient per day in the fourth quarter of 2019 was $198.48, which is 5.0% above the prior-year period. Reimbursement for routine home care and high acuity care averaged $164.62 and $996.82, respectively.  During the quarter, high acuity days-of-care were 4.1% of total days of care, 11-basis points less than the prior-year quarter.  This 11-basis point mix shift in high acuity days-of-care reduced the increase in average revenue per patient per day from 5.5% to 5.0% in the quarter.

The fourth quarter 2019 gross margin, excluding Medicare Cap, was 26.3%, which is a 204-basis point margin improvement when compared to the fourth quarter of 2018.

Selling, general and administrative expense was $21.2 million in the fourth quarter of 2019, which is an increase of 3.9% compared to the prior-year quarter.  Adjusted EBITDA, excluding Medicare Cap, totaled $70.5 million in the quarter, an increase of 27.0%.  Adjusted EBITDA margin, excluding Medicare Cap, was 20.5% in the quarter, which is a 259-basis point margin improvement when compared to the prior-year period.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $182 million for the fourth quarter of 2019, an increase of $31.9 million, or 21.2%, over the prior-year quarter.  On a unit for unit basis, which excludes the Oakland and HSW acquisitions completed in July and September 2019, respectively, Roto-Rooter generated quarterly revenue of $162 million for the fourth quarter of 2019, an increase of 7.9%, over the prior-year quarter.

Including acquisitions, total commercial revenue increased 26.4%.  This aggregate commercial revenue growth consisted of drain cleaning revenue expanding 34.9%, commercial plumbing and excavation increasing 25.2%, and commercial water restoration declining 8.8%.

Excluding acquisitions, commercial drain cleaning revenue increased 7.1%, commercial plumbing and excavation declined 0.1%, and commercial water restoration declined 17.4%.  Commercial water restoration represents approximately 10% of total water restoration service revenue.  Overall, commercial revenue excluding acquisitions increased 1.2%.

Including acquisitions, total residential revenue increased 19.4%.  This aggregate residential revenue growth consisted of residential drain cleaning increasing 25.5%, plumbing and excavation expanding 18.1%, and residential water restoration increasing 16.3%.

Excluding acquisitions, residential drain cleaning increased 10.1%, plumbing and excavation increased 7.4%, and residential water restoration increased 14.6%.  Overall, residential sales excluding acquisitions increased 9.5%.

Roto-Rooter’s gross margin in the quarter was 48.6%, a 15-basis point decline when compared to the fourth quarter of 2018.  Adjusted EBITDA in the fourth quarter of 2019 totaled $43.7 million, an increase of 20.9%.  The Adjusted EBITDA margin in the quarter was 24.0% which is equivalent to the prior year.

Chemed Consolidated

As of December 31, 2019, Chemed had total cash and cash equivalents of $6.2 million and long-term debt of $90 million.

In June 2018, Chemed entered into a five-year Amended and Restated Credit Agreement that consists of a $450 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 100-basis points.  At December 31, 2019, the Company had approximately $322 million of undrawn borrowing capacity under this credit agreement.

During the quarter, the Company repurchased 50,000 shares of Chemed stock for $20.7 million which equates to a cost per share of $414.11.  As of December 31, 2019, there was approximately $104 million of remaining share repurchase authorization under this plan.

Chemed restarted its share repurchase program in 2007.  Since that time Chemed has repurchased over 14.1 million shares, aggregating approximately $1.2 billion at an average share cost of $85.93.  Including dividends over this period, Chemed has returned approximately $1.4 billion to shareholders.

Guidance for 2020

Revenue growth for VITAS in 2020, prior to Medicare Cap, is estimated to be in the range of 8.5% to 9.5%. Admissions and Average Daily Census in 2020 are estimated to expand approximately 3.5% to 4.5%.  High acuity days-of-care are estimated at 4.1% of total 2020 days-of-care.  Full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 18.7% to 19.0%.  We are currently estimating $18 million for Medicare Cap billing limitations for calendar year 2020.

Roto-Rooter is forecasted to achieve full-year 2020 revenue growth of 13.0% to 14.0%.  This revenue estimate is based upon unit for unit revenue growth of 4.0% to 5.0% in core plumbing and drain cleaning services, continued but slowing revenue growth from water restoration services, combined with 12-months of revenue in the Oakland and HSW acquisitions. Roto-Rooter’s Adjusted EBITDA margin for 2020 is estimated to be in the range of 23.0% to 23.5%.

Based upon the above, full-year 2020 adjusted earnings per diluted share, excluding non-cash expense for stock options, tax benefits from stock options, costs related to litigation, intangible amortization of reacquired franchise rights and other discrete items, is estimated to be in the range of $16.20 to $16.50.  This 2020 guidance assumes an effective corporate tax rate of 25.2%. Chemed’s 2019 reported adjusted earnings per diluted share was $13.96.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Wednesday, February 19, 2020, to discuss the Company's quarterly results and to provide an update on its business.  The dial-in number for the conference call is (844) 743-2500 for U.S. and Canadian participants and +1 (661) 378-9533 for international participants.  The Conference ID is 4939797.  A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion.  It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call.  The replay Conference ID is 4939797.  An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary.  VITAS provides daily hospice services to approximately 19,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies.  These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures.  Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales.  A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of  qualified nurses,  other healthcare professionals and  licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of  Business by  Segment" or "Risk Factors" in Chemed’s  most recent  report on  form 10-Q  or 10-K and its other filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended December 31,		For the Years Ended December 31,
	2019	2018	2019	2018
Service revenues and sales	522,324	$457,507	$1,938,555	$1,782,648
Cost of services provided and goods sold	347,355	312,054	1,321,126	1,227,644
Selling, general and administrative expenses (aa)	83,291	66,735	305,712	271,209
Depreciation	11,126	9,822	40,870	38,464
Amortization	2,969	303	4,335	399
Other operating expenses	131	1,212	9,132	1,300
Total costs and expenses	444,872	390,126	1,681,175	1,539,016
Income from operations	77,452	67,381	257,380	243,632
Interest expense	(1,133)	(1,177)	(4,535)	(4,990)
Other income--net (bb)	3,276	(3,398)	8,764	958
Income before income taxes	79,595	62,806	261,609	239,600
Income taxes	(14,015)	(8,478)	(41,686)	(34,056)
Net income	$65,580	$54,328	$219,923	$205,544
Earnings Per Share
Net income	$4.09	$3.39	$13.77	$12.80
Average number of shares outstanding	16,022	16,026	15,969	16,059
Diluted Earnings Per Share
Net income	$3.96	$3.26	$13.31	$12.23
Average number of shares outstanding	16,565	16,670	16,527	16,803

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended December 31,		For the Years Ended December 31,
	2019	2018	2019	2018
SG&A expenses before long-term incentive compensation
and the impact of market value adjustments related to
deferred compensation plans	$77,053	$68,034	$289,828	$264,304
Market value adjustments related to deferred
compensation trusts	3,160	(3,541)	8,254	287
Long-term incentive compensation	3,078	2,242	7,630	6,618
Total SG&A expenses	$83,291	$66,735	$305,712	$271,209

(bb) Other income--net comprises (in thousands):
	Three Months Ended December 31,		For the Years Ended December 31,
	2019	2018	2019	2018
Market value adjustments related to deferred
compensation trusts	$3,160	$(3,541)	$8,254	$287
Interest income	126	143	513	671
Other	(10)	-	(3)	-
Total other income--net	$3,276	$(3,398)	$8,764	$958

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	December 31,
	2019	2018
Assets
Current assets
Cash and cash equivalents	$6,158	$4,831
Accounts receivable less allowances	143,827	119,504
Inventories	7,462	5,705
Prepaid income taxes	10,074	10,646
Prepaid expenses	23,150	19,154
Total current assets	190,671	159,840
Investments of deferred compensation plans held in trust	77,446	65,624
Properties and equipment, at cost less accumulated depreciation	175,763	162,033
Lease right of use asset	111,652	-
Identifiable intangible assets less accumulated amortization	126,370	68,253
Goodwill	577,367	510,570
Other assets	9,048	9,209
Total Assets	$1,268,317	$975,529
Liabilities
Current liabilities
Accounts payable	$51,101	$50,150
Accrued insurance	50,328	46,095
Accrued compensation	70,814	63,329
Accrued legal	6,941	1,857
Short-term lease liability	39,280	-
Other current liabilities	43,756	30,239
Total current liabilities	262,220	191,670
Deferred income taxes	18,504	21,598
Long-term debt	90,000	89,200
Deferred compensation liabilities	76,446	64,616
Long-term lease liability	86,656	-
Other liabilities	7,883	17,111
Total Liabilities	541,709	384,195
Stockholders' Equity
Capital stock	35,811	35,311
Paid-in capital	860,671	774,358
Retained earnings	1,425,752	1,225,617
Treasury stock, at cost	(1,597,940)	(1,446,296)
Deferred compensation payable in Company stock	2,314	2,344
Total Stockholders' Equity	726,608	591,334
Total Liabilities and Stockholders' Equity	$1,268,317	$975,529

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	For the Years Ended December 31,
	2019	2018
Cash Flows from Operating Activities
Net income	$219,923	$205,544
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	45,205	38,863
Stock option expense	14,831	12,611
Litigation settlement	6,000	-
Noncash long-term incentive compensation	5,740	5,405
(Benefit)/provision for deferred income taxes	(2,770)	5,187
Loss on sale of transportation equipment	2,266	-
Noncash directors' compensation	767	766
Amortization of debt issuance costs	306	441
Amortization of restricted stock awards	-	446
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
Increase in accounts receivable	(19,247)	(5,570)
Increase in inventories	(1,757)	(351)
Increase in prepaid expenses	(3,491)	(2,665)
Increase in accounts payable and
other current liabilities	28,417	8,935
Change in current income taxes	161	18,898
Net change in lease assets and liabilities	3,108	-
Increase in other assets	(11,963)	(5,544)
Increase in other liabilities	12,354	3,451
Other sources	1,399	721
Net cash provided by operating activities	301,249	287,138
Cash Flows from Investing Activities
Business combinations, net of cash acquired	(138,010)	(53,177)
Capital expenditures	(53,022)	(52,872)
Other sources	272	824
Net cash used by investing activities	(190,760)	(105,225)
Cash Flows from Financing Activities
Proceeds from revolving line of credit	482,900	469,550
Payments on revolving line of credit	(482,100)	(406,550)
Purchases of treasury stock	(92,631)	(158,884)
Proceeds from exercise of stock options	34,380	32,412
Capital stock surrendered to pay taxes on stock-based compensation	(28,474)	(27,548)
Dividends paid	(19,788)	(18,662)
Change in cash overdrafts payable	(3,927)	(1,531)
Payments on other long-term debt	-	(75,000)
Debt issuance costs	-	(1,052)
Other sources/(uses)	478	(938)
Net cash used by financing activities	(109,162)	(188,203)
Increase/(decrease) in Cash and Cash Equivalents	1,327	(6,290)
Cash and cash equivalents at beginning of year	4,831	11,121
Cash and cash equivalents at end of year	$6,158	$4,831

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED DECEMBER 31, 2019 AND 2018
(in thousands)(unaudited)
		Roto-		Chemed
	VITAS	Rooter	Corporate	Consolidated
2019
Service revenues and sales (a)	$339,905	$182,419	$-	$522,324
Cost of services provided and goods sold	253,659	93,696	-	347,355
Selling, general and administrative expenses (a)	21,162	46,198	15,931	83,291
Depreciation	5,341	5,747	38	11,126
Amortization	18	2,951	-	2,969
Other operating expense	25	106	-	131
Total costs and expenses	280,205	148,698	15,969	444,872
Income/(loss) from operations	59,700	33,721	(15,969)	77,452
Interest expense	(19)	(72)	(1,042)	(1,133)
Intercompany interest income/(expense)	4,740	1,543	(6,283)	-
Other income—net	76	40	3,160	3,276
Income/(loss) before income taxes	64,497	35,232	(20,134)	79,595
Income taxes (a)	(15,075)	(7,823)	8,883	(14,015)
Net income/(loss)	$49,422	$27,409	$(11,251)	$65,580

2018
Service revenues and sales (b)	$306,985	$150,522	$-	$457,507
Cost of services provided and goods sold	234,971	77,083	-	312,054
Selling, general and administrative expenses (b)	20,363	37,563	8,809	66,735
Depreciation	4,935	4,847	40	9,822
Amortization	12	291	-	303
Other operating expense	1,114	98	-	1,212
Total costs and expenses	261,395	119,882	8,849	390,126
Income/(loss) from operations	45,590	30,640	(8,849)	67,381
Interest expense	(22)	(64)	(1,091)	(1,177)
Intercompany interest income/(expense)	3,308	1,678	(4,986)	-
Other income—net	110	32	(3,540)	(3,398)
Income/(loss) before income taxes	48,986	32,286	(18,466)	62,806
Income taxes (b)	(9,860)	(6,375)	7,757	(8,478)
Net income/(loss)	$39,126	$25,911	$(10,709)	$54,328

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
(in thousands)(unaudited)

		Roto-		Chemed
	VITAS	Rooter	Corporate	Consolidated
2019
Service revenues and sales (a)	$1,281,184	$657,371	$-	$1,938,555
Cost of services provided and goods sold	982,056	339,070	-	1,321,126
Selling, general and administrative expenses (a)	86,345	166,934	52,433	305,712
Depreciation	19,984	20,730	156	40,870
Amortization	71	4,264	-	4,335
Other operating expense (a)	6,546	320	2,266	9,132
Total costs and expenses	1,095,002	531,318	54,855	1,681,175
Income/(loss) from operations	186,182	126,053	(54,855)	257,380
Interest expense	(169)	(345)	(4,021)	(4,535)
Intercompany interest income/(expense)	18,135	8,152	(26,287)	-
Other income—net	385	126	8,253	8,764
Income/(loss) before income taxes	204,533	133,986	(76,910)	261,609
Income taxes (a)	(48,711)	(30,276)	37,301	(41,686)
Net income/(loss)	$155,822	$103,710	$(39,609)	$219,923

2018
Service revenues and sales (b)	$1,197,562	$585,086	$-	$1,782,648
Cost of services provided and goods sold	928,306	299,338	-	1,227,644
Selling, general and administrative expenses (b)	81,969	145,683	43,557	271,209
Depreciation	19,688	18,629	147	38,464
Amortization	12	387	-	399
Other operating expense (b)	1,130	170	-	1,300
Total costs and expenses	1,031,105	464,207	43,704	1,539,016
Income/(loss) from operations	166,457	120,879	(43,704)	243,632
Interest expense	(175)	(319)	(4,496)	(4,990)
Intercompany interest income/(expense)	12,832	6,908	(19,740)	-
Other income—net	579	93	286	958
Income/(loss) before income taxes	179,693	127,561	(67,654)	239,600
Income taxes (b)	(40,847)	(28,850)	35,641	(34,056)
Net income/(loss)	$138,846	$98,711	$(32,013)	$205,544

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE THREE MONTHS ENDED DECEMBER 31, 2019 AND 2018
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2019
Net income/(loss)	$49,422	$27,409	$(11,251)	$65,580
Add/(deduct):
Interest expense	19	72	1,042	1,133
Income taxes	15,075	7,823	(8,883)	14,015
Depreciation	5,341	5,747	38	11,126
Amortization	18	2,951	-	2,969
EBITDA	69,875	44,002	(19,054)	94,823
Add/(deduct):
Intercompany interest expense/(income)	(4,740)	(1,543)	6,283	-
Interest income	(84)	(42)	-	(126)
Stock option expense	-	-	4,102	4,102
Long-term incentive compensation	-	-	3,079	3,079
Acquisition expense	-	1,286	50	1,336
Medicare cap sequestration adjustment	919	-	-	919
Adjusted EBITDA	$65,970	$43,703	$(5,540)	$104,133

2018
Net income/(loss)	$39,126	$25,911	$(10,709)	$54,328
Add/(deduct):
Interest expense	22	64	1,091	1,177
Income taxes	9,860	6,375	(7,757)	8,478
Depreciation	4,935	4,847	40	9,822
Amortization	12	291	-	303
EBITDA	53,955	37,488	(17,335)	74,108
Add/(deduct):
Intercompany interest expense/(income)	(3,308)	(1,678)	4,986	-
Interest income	(111)	(32)	-	(143)
Stock option expense	-	-	3,251	3,251
Long-term incentive compensation	-	-	2,242	2,242
Litigation settlement costs	1,000	-	-	1,000
Medicare cap sequestration adjustment	456	-	-	456
Acquisition expense	32	371	-	403
Adjusted EBITDA	$52,024	$36,149	$(6,856)	$81,317

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2019
Net income/(loss)	$155,822	$103,710	$(39,609)	$219,923
Add/(deduct):
Interest expense	169	345	4,021	4,535
Income taxes	48,711	30,276	(37,301)	41,686
Depreciation	19,984	20,730	156	40,870
Amortization	71	4,264	-	4,335
EBITDA	224,757	159,325	(72,733)	311,349
Add/(deduct):
Intercompany interest expense/(income)	(18,135)	(8,152)	26,287	-
Interest income	(380)	(133)	-	(513)
Stock option expense	-	-	14,831	14,831
Long-term incentive compensation	-	-	7,630	7,630
Litigation settlement	6,000	-	-	6,000
Acquisition Expense	-	4,664	170	4,834
Medicare cap sequestration adjustment	3,982	-	-	3,982
Loss on sale of transportation equipment	-	-	2,266	2,266
Non cash ASC 842 expenses/(benefit)	656	55	(163)	548
Adjusted EBITDA	$216,880	$155,759	$(21,712)	$350,927
2018
Net income/(loss)	$138,846	$98,711	$(32,013)	$205,544
Add/(deduct):
Interest expense	175	319	4,496	4,990
Income taxes	40,847	28,850	(35,641)	34,056
Depreciation	19,688	18,629	147	38,464
Amortization	12	387	-	399
EBITDA	199,568	146,896	(63,011)	283,453
Add/(deduct):
Intercompany interest expense/(income)	(12,832)	(6,908)	19,740	-
Interest (income)/expense	(580)	(92)	1	(671)
Stock option expense	-	-	12,611	12,611
Long-term incentive compensation	-	-	6,618	6,618
Medicare cap sequestration adjustment	1,496	-	-	1,496
Litigation settlement costs	796	-	-	796
Acquisition expense	209	548	-	757
Amortization of stock awards	107	100	239	446
Adjusted EBITDA	$188,764	$140,544	$(23,802)	$305,506

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended December 31,		For the Years Ended December 31,
	2019	2018	2019	2018
Net income as reported	$65,580	$54,328	$219,923	$205,544
Add/(deduct) pre-tax cost of:
Stock option expense	4,102	3,251	14,831	12,611
Long-term incentive compensation	3,079	2,242	7,630	6,618
Litigation settlement	-	1,000	6,000	796
Acquisition expense	1,336	403	4,834	757
Medicare cap sequestration adjustments	919	456	3,982	1,496
Amortization of acquired and cancelled franchise agreements	2,861	-	3,964	-
Loss on sale of transportation equipment	-	-	2,266	-
Non cash ASC 842 expenses	-	-	548	-
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(2,567)	(1,527)	(9,328)	(4,586)
Excess tax benefits on stock compensation	(5,440)	(4,244)	(24,177)	(22,862)
Adjusted net income	$69,870	$55,909	$230,473	$200,374

Diluted Earnings Per Share As Reported
Net income	$3.96	$3.26	$13.31	$12.23
Average number of shares outstanding	16,565	16,670	16,527	16,803

Adjusted Diluted Earnings Per Share
Adjusted net income	$4.22	$3.35	$13.95	$11.93
Average number of shares outstanding	16,565	16,670	16,527	16,803

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	Three Months Ended December 31,		For the Years Ended December31,
OPERATING STATISTICS	2019	2018	2019	2018
Net revenue ($000) (c)
Homecare	$275,976	$261,972	$1,076,025	$1,010,518
Inpatient	30,857	20,874	99,920	82,677
Continuous care	40,997	30,834	133,473	122,498
Other	3,825	1,986	10,433	7,831
Subtotal	$351,655	$315,666	$1,319,851	$1,223,524
Room and board, net	(3,260)	(2,191)	(11,359)	(10,054)
Contractual allowances	(3,990)	(3,036)	(14,893)	(11,785)
Medicare cap allowance	(4,500)	(3,454)	(12,415)	(4,123)
Net Revenue	$339,905	$306,985	$1,281,184	$1,197,562
Net revenue as a percent of total before Medicare cap allowance
Homecare	78.5%	83.0%	81.5%	82.6%
Inpatient	8.8	6.6	7.6	6.8
Continuous care	11.7	9.8	10.1	10.0
Other	1.0	0.6	0.8	0.6
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.9)	(0.7)	(0.9)	(0.8)
Contractual allowances	(1.1)	(1.0)	(1.1)	(1.1)
Medicare cap allowance	(1.3)	(1.1)	(0.9)	(0.2)
Net Revenue	96.7%	97.2%	97.1%	97.9%
Average daily census ("ADC") (days)
Homecare	14,972	14,062	14,626	13,652
Nursing home	3,461	3,297	3,396	3,298
Routine homecare	18,433	17,359	18,022	16,950
Inpatient	375	326	366	327
Continuous care	450	464	458	465
Total	19,258	18,149	18,846	17,742

Total Admissions	17,479	16,579	69,859	68,119
Total Discharges	17,575	16,623	68,857	66,868
Average length of stay (days)	95.2	92.6	92.6	89.9
Median length of stay (days)	16.0	17.0	16.0	17.0
ADC by major diagnosis
Cerebro	35.8%	35.8%	36.0%	36.3%
Neurological	21.1	18.6	20.6	19.0
Cancer	12.8	13.7	12.9	13.7
Cardio	16.2	16.3	16.5	16.4
Respiratory	8.1	8.0	8.1	8.2
Other	6.0	7.6	5.9	6.4
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	21.9%	20.9%	21.1%	21.8%
Neurological	12.9	11.5	12.6	11.4
Cancer	29.2	31.1	29.2	30.2
Cardio	14.7	14.6	15.5	15.4
Respiratory	10.5	10.1	11.0	10.9
Other	10.8	11.8	10.6	10.3
Total	100.0%	100.0%	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	1.2%	1.0%	1.2%	1.0%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	35.4	35.0	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	27.2	24.6	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2019 AND 2018
(unaudited)

(a)	Included in the results of operations for 2019 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended December 31, 2019
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(919)	$-	$-	$(919)
	Selling, general and administrative expenses:
	Stock option expense	-	-	(4,102)	(4,102)
	Long-term incentive compensation	-	-	(3,079)	(3,079)
	Amortization of acquired and cancelled franchise agreements	-	(2,861)	-	(2,861)
	Acquisition expense	-	(1,286)	(50)	(1,336)
	Pretax impact on earnings	(919)	(4,147)	(7,231)	(12,297)
	Excess tax benefits on stock compensation	-	-	5,440	5,440
	Income tax benefit on the above	233	1,101	1,233	2,567
	After-tax impact on earnings	$(686)	$(3,046)	$(558)	$(4,290)

		For the Year Ended December 31, 2019
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(3,982)	$-	$-	$(3,982)
	Selling, general and administrative expenses:
	Stock option expense	-	-	(14,831)	(14,831)
	Long-term incentive compensation	-	-	(7,630)	(7,630)
	Acquisition expense	-	(4,664)	(170)	(4,834)
	Amortization of acquired and cancelled franchise agreements	-	(3,964)	-	(3,964)
	Non cash ASC 842 (expenses)/benefit	(656)	(55)	163	(548)
	Other operating expenses:
	Litigation settlement	(6,000)	-	-	(6,000)
	Loss on sale of transportation equipment	-	-	(2,266)	(2,266)
	Pretax impact on earnings	(10,638)	(8,683)	(24,734)	(44,055)
	Excess tax benefits on stock compensation	-	-	24,177	24,177
	Income tax benefit on the above	2,708	2,301	4,319	9,328
	After-tax impact on earnings	$(7,930)	$(6,382)	$3,762	$(10,550)

(b)	Included in the results of operations for 2018 are the following significant credits/(charges) which may not be indicative of ongoing operations

	Three Months Ended December 31, 2018
	VITAS	Roto-Rooter	Corporate	Consolidated
Service revenues and sales:
Medicare cap sequestration adjustment	$(456)	$-	$-	$(456)
Selling, general and administrative expenses:
Stock option expense	-	-	(3,251)	(3,251)
Long-term incentive compensation	-	-	(2,242)	(2,242)
Acquisition expense	(32)	(371)	-	(403)
Other operating expenses:
Litigation settlement	(1,000)	-	-	(1,000)
Pretax impact on earnings	(1,488)	(371)	(5,493)	(7,352)
Excess tax benefits on stock compensation	-	-	4,244	4,244
Income tax benefit on the above	381	98	1,048	1,527
After-tax impact on earnings	$(1,107)	$(273)	$(201)	$(1,581)

	For the Year Ended December 31, 2018
	VITAS	Roto-Rooter	Corporate	Consolidated
Service revenues and sales:
Medicare cap sequestration adjustment	$(1,496)	$-	$-	$(1,496)
Selling, general and administrative expenses:
Stock option expense	-	-	(12,611)	(12,611)
Long-term incentive compensation	-	-	(6,618)	(6,618)
Acquisition expense	(209)	(548)	-	(757)
Other operating expenses:
Litigation settlement	(796)	-	-	(796)
Pretax impact on earnings	(2,501)	(548)	(19,229)	(22,278)
Excess tax benefits on stock compensation	-	-	22,862	22,862
Income tax benefit on the above	637	145	3,804	4,586
After-tax impact on earnings	$(1,864)	$(403)	$7,437	$5,170

VITAS has 12 large (greater than 450 ADC), 20 medium (greater than 200 but less than 450 ADC) and 16 small (less than 200 ADC) hospice programs.  Of Vitas' 30 Medicare provider numbers,on a 12-month trailing basis, 23 provider numbers have a Medicare cap cushion of 10% or greater, three provider numbers have a cap cushion between 0% and 5%, and four provider numbers have a Medicare cap liability.